August 9, 2012 1 Exhibit 99.1

FORWARD LOOKING STATEMENTS

This presentation may contain forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of
Raymond James’ management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause Raymond James’
actual results to differ materially from those described in the forward-looking statements can be found in
Raymond James’ Annual Report on Form 10-K for the year ended September 30, 2011, and the Quarterly
Reports on Form 10-Q for the quarters ended December 31, 2011, March 31, 2012, and June 30, 2012 each of which has been filed with the Securities and Exchange Commission and are available on the
Raymond James website (www.raymondjames.com) and on the Securities and Exchange Commission’s
website (www.sec.gov). Raymond James does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

PAUL REILLY CEO, Raymond James Financial 3

RAYMOND JAMES CORE VALUES 4 INTEGRITY INDEPENDENCE CONSERVATISM CLIENT FIRST

RAYMOND JAMES CORE VALUES 5

CONTINUED PROFITABILITY 6 Trailing 10 Years 98 Consecutive Profitable Quarters

RAYMOND JAMES FINANCIAL 7 RJF Stock Price vs. Sector, Five-Year Change 11% -9% -52% -60% -40% -20% 0% 20% 40% RJF S&P 500 DJ US Financials Index Five Years Ended June 30, 2012

RAYMOND JAMES FINANCIAL
Core Business Total Revenue, Nine Months Ended
8
Other
$37 mil
1%
Other
$36 mil
1%
Private
Client
Group
$1.8 bil
64%
Capital
Markets
$559 mil
20%
Asset
Mgmt.
176 mil
%
RJ Bank
$251 mil
9%
$
6
June 30, 2012
$2,804,432,000
Private
Client
Group
$1 6 bil
%
Capital
Markets
$513 mil
20%
Asset
Mgmt
169 mil
%
RJ Bank
$214 mil
%
June 30, 2011
$2,565,289,000
.
64
$

RAYMOND JAMES FINANCIAL
Core Business Pre-Tax Income, Nine Months Ended

Other
($72 mil)
Other
($92 mil)
Private
Client
Group
155 mil
38%
Capital
Markets
$73  mil
18%
Asset
Mgmt.
$48  mil
12%
RJ Bank
131 mil
32%
June 30 , 2011
335, 418,000
$
$
$
Private
Client
Group
160
36
Capital
Markets
$60 mil
14%
Asset
Mgmt.
$49
11%
RJ Bank
$170  mil
39%
June 30, 2012
$347,218,000
$ mil
%
*Pie charts indicate contribution of each of Raymond James’ four core business units as it relates to the other core business units. Percentages do not reflect contribution to Total Pre-Tax Income and dollar amounts do not add to
Total Pre-Tax Income due to “Other” category (-$92 mil for 2012 and -$72 for 2011). Other includes Emerging
Markets, Securities Lending Proprietary Capital and miscellaneous other income/expense.

RAYMOND JAMES FINANCIAL

Core Business Total Revenue, Three Months Ended
Other
3%
Other
0%
Private
Client
Group
$685 mil
61%
Capital
Markets
$257 mil
23%
Asset
Mgmt.
$61 mil
5%
RJ Bank
$90 mil
8%
June 30, 2012
$1,115,762,000
Private
Client
Group
$568  mil
65%
Capital
Markets
$165 mil
19%
Asset
Mgmt.
$58 mil
7%
RJ Bank
$83 mil
9%
March 31, 2012
$889,853,000

RAYMOND JAMES FINANCIAL

Core Business Pre-Tax Income, Three Months Ended
Other
($31 mil)
Private
Client
Group
$64 mil
38%
Capital
Markets
$28 mil
17%
Asset
Mgmt.
RJ Bank
$60 mil
35%
June 30, 2012
124, 870, 000
$17 mil
10%
$
Other
($44 mil)
Private
Client
Group
46 mil
32%
Capital
Markets
$22 mil
16%
Asset
Mgmt.
17 mil
12%
RJ Bank
$57 mil
40%
March 31, 2012
$111,497,000
$
$
*Pie charts indicate contribution of each of Raymond James’ four core business units as it relates to the other core business units. Percentages do not reflect contribution to Total Pre-Tax Income and dollar amounts do not add to
Total Pre-Tax Income due to “Other” category (-$44 mil for 2012 and -$31 for 2011). Other includes Emerging
Markets, Securities Lending Proprietary Capital and miscellaneous other income/expense.

CHANGING COMPETITIVE LANDSCAPE
FIRST UNION-WACHOVIA CORP
STRONG FINANCIAL CORP
MARQUETTE FINANCIAL GROUP INC
RAGEN MACKENZIE GROUP INC.
H.D. VEST
PRUDENTIAL SECURITIES INC.
GOLDEN WEST FINANCIAL CORP.
A.G. EDWARDS INC.
INTERSTATE/JOHNSON LANE INC.
EVERGREEN
BANK OF AMERICA
MERRILL LYNCH
THE ADVEST GROUP INC.
HERZOG HEINE GEDULD INC.
MIDLAND WALWYN INC.
MERRILL LYNCH & CO.
FLEETBOSTON FINANCIAL CORP.
COUNTRYWIDE FINANCIAL CORP.
U.S. TRUST CORP.
JP MORGAN & CHASE
J.P. MORGAN & CO. INC.
HAMBRECHT & QUIST GROUP
THE BEACON GROUP LLC
BANK ONE CORP.
THE BEAR STEARNS COS. INC.
FIRST CHICAGO NBD CORP.
UBS
PAINEWEBBER GROUP INC.
PIPER JAFFRAY COS. INC. PRIVATE
CLIENT BRANCH NETWORK
J.C. BRADFORD & CO.
EDWARD JONES
AMERIPRISE
LPL
STIFEL
COMMONWEALTH
FIDELITY
TD AMERITRADE
LINCOLN FINANCIAL
RW BAIRD
CITIGROUP
PIPER JAFFRAY
COWEN
BMO
RBC
JEFFERIES
GOLDMAN SACHS
HARRIS WILLIAMS
MOELIS
VINING SPARKS
KBW LAZARD
CHARLES SCHWAB
BANK OF AMERICA
MORGAN STANLEY

CHANGING COMPETITIVE LANDSCAPE
BANK OF AMERICA
MERRILL LYNCH
JP MORGAN & CHASE
UBS
EDWARD JONES
AMERIPRISE
LPL
STIFEL
COMMONWEALTH
FIDELITY
TD AMERITRADE
LINCOLN FINANCIAL
RW BAIRD
CITIGROUP
PIPER JAFFRAY
COWEN
BMO
RBC
JEFFERIES
GOLDMAN SACHS
HARRIS WILLIAMS
MOELIS
VINING SPARKS
KBW LAZARD
CHARLES SCHWAB
MORGAN STANLEY

WHY MORGAN KEEGAN? 14 1 Culture 2 Strategic Benefit Price 4 3 Ability to Integrate

15 POSITIVE IMPACT ON BUSINESS UNITS Equity Capital Markets Private Client Group Ranking by Number of Deals 14 th 9 th Ranking by Par Amount 19 th 8 th Number of Financial Advisors Fixed Income

FOUNDATION FOR SUCCESS Management Commitment Advisor Commitment 16

DAY 1 ACCOMPLISHMENTS 17 Trading Inventory Shared Benefits Integrated Payroll Converted Email Cross-Functional

VISION FOR GROWTH STRATEGIC THINKING EXECUTION + 18

Full transition to Raymond
James brand
Institutional and Municipal
Retail trading transitioned to
Raymond James
broker/dealer
Full transition to Raymond
James brand
Transitioned to
Raymond James
broker/dealer
INTEGRATION TIMELINE OVERVIEW
PCG
Equity Capital
Markets
Fixed Income
Within 30 days Within 12 months Within 24 months
Transition to
Raymond James
broker/dealer
Public Finance

RJ 20 CULTURE: SERVICE/CLIENT ORIENTATION WIREHOUSES BOUTIQUES REGIONALS CUSTODIANS THE PREMIER ALTERNATIVE TO WALL STREET INDEPENDENTS VISION FOR GROWTH

CULTURE: SERVICE/CLIENT ORIENTATION WIREHOUSES BOUTIQUES REGIONALS CUSTODIANS THE PREMIER ALTERNATIVE TO WALL STREET INDEPENDENTS VISION FOR GROWTH 21

JEFF JULIEN Executive Vice President, Finance Chief Financial Officer and Treasurer 22

RJF HIGHLIGHTS

Total Assets $21 billion
Total Shareholders’ Equity $3.2 billion
Shares Outstanding 137.4 million
Book Value Per Share
Leverage (Assets/Equity) 6.7x
Leverage Ex. RJ Bank
$1.3 billion
Corporate Debt
$23.29
5.4x
Balance Sheet Highlights, as of June 30, 2012

RJF HIGHLIGHTS
Total Revenues
Net Revenues
Net Income
Net Income Per Share (diluted)
Shareholders’ Equity
Market Capitalization
As of June 2011
Nine Months
Ended
June 2011
Change*
$2.8 billion
$2.7 billion
$213 million
$1.60
$3.2 billion
$4.7 billion
$2.6 billion
$2.5 billion
$209 million
$1.65
$2.6 billion
$4.1 billion
9%
9%
1%
(3%)
23%
15%
Nine Months
Ended
June 2012
As of June 2012
* Percentage change in this table reflects calculations from actual numbers and cannot be recalculated from the figures shown due to rounding differences.
Change*

RJF HIGHLIGHTS
Total Revenues
Net Revenues
Net Income
Net Income Per Share (diluted)
Three Months
Ended
March 31, 2012
Change*
$1.1 billion
$1.09 billion
$76 million
$0.55
$890 million
$872 million
$69 million
$0.52
25%
25%
11%
6%
Three Months
Ended
June 30, 2012
* Percentage change in this table reflects calculations from actual numbers and cannot be recalculated from the figures shown due to rounding differences.

2011 Five-Year CAGR 5%

Net Revenues ($mm) Net Income ($mm)
Shareholders’ Equity ($mm) Net Margin
RJF FIVE-YEAR TRENDS
2011 Five-Year  CAGR 7%
26
2,349
2,610
2,813
2,546
2,917
3,334
2,741
2006 2007 2008 2009 2010 2011 3Q12
YTD
214
250
235
153
228
278
213
2006 2007 2008 2009 2010 2011 3Q12
YTD
1,464
1,758
1,884
2,033
2,303
2,588
3,158
2006 2007 2008 2009 2010 2011 3Q12
YTD
9.1%
9.6%
8.4%
6.0%
7.8%
8.3%
7.8%
2006 2007 2008 2009 2010 2011 3Q12
YTD

PRIVATE CLIENT GROUP TRENDS

5.4% CAGR
5-year 2011
* Annualized and adjusted for MK
5.3% CAGR
5-year 2011
1,680
1,987
2,000
1,557
1,903
2,186
1,781
06 07 08 09 10 11 YTD
3Q12
Total Revenue
$ Millions
2,449*
169
222
178
85
160
219
160
06 07 08 09 10 11 YTD
3Q12
Pre- Tax Income
$ Millions
220*

PRIVATE CLIENT GROUP TRENDS
7.1% CAGR
5-year 2011
2.4% CAGR
5-year 2011
182
217
197
223
249
256
376
06 07 08 09 10 11 3Q12
Assets
$ Billions
Retail Institutional
06 07 08 09 10 11 3Q12
Number of Advisors
IAR RJL RJ&A RJFS MK
4,743
4,659
4,929
5,368
5,350
6,367
5,249

PRIVATE CLIENT GROUP
Total Securities Commissions/Fees Revenue ($mm) $1,263 $1,812 7.4%
Client Assets ($bil) $186 $256 6.6%
Fee-based Assets ($bil) $47 $82 10.9%
Recurring Revenue 52% 64% 4.2%
Financial Advisors 4,666 5,350 2.8%
Avg. AUA per FA ($mm) 37 43 3.1%
Pre-tax Income ($mm) 169 219 5.3%
# FAs T12 > $1mm 140 264 13.5%
2011 2006
29
5YR
CAGR
2006/2011
Key Statistics

PRIVATE CLIENT GROUP
Total Securities Commissions/Fees Revenue ($mm) $469 $576 23%
Client Assets ($bil) $290 $356 23%
Fee-based Assets ($bil) $86 $95 10%
Recurring Revenue 63% 64% 2%
Financial Advisors 5,398 6,367 18%
Avg. AUA per FA ($mm) $52 $59 13%
Pre-tax Income ($mm) $46 $64 18%
# FAs T12 > $1mm 265 293 11%
Q312
Q212

% Chg.
Key Statistics

CAPITAL MARKETS TRENDS

5.7% CAGR
5-year 2011
* Annualized and adjusted for MK
816*
503
506 506
533
592
664
06 07 08 09 10 11 YTD
3Q12
Total Revenues
$ Millions
559
93
63
44
73
84
78
60
06 07 08 09 10 11 YTD
3Q12
Pre- Tax Income
$ Millions
88
*

CAPITAL MARKETS TRENDS

* Annualized based on first two quarters
* *Annualized and adjusted for MK
1% CAGR
5-year 2011
2.8% CAGR
5-year 2011
97
78
60
70
95
101
60
06 07 08 09 10 11 2Q12
Number of Domestic
Underwriting Deals
120 *
218
210
229
198
222
250
164
06 07 08 09 10 11 3Q12
Institutional Equity
Commissions
$ Millions
221**

CAPITAL MARKETS TRENDS

* Annualized and adjusted for MK
21.8% CAGR
5-year 2011
0.6% CAGR
5-year 2011
27.2
16.5
1.7
48
38
37
06 07 08 09 10 11 YTD
3Q12
Firm Trading Profits
$ Millions
53
*
28
47
53
108
174
147
168
06 07 08 09 10 11 YTD
3Q12
Institutional Fixed
Income Commissions
$ Millions
273
*
126
-

ASSET MANAGEMENT GROUP TRENDS

1.8% CAGR
5-year 2011
6.1% CAGR
5-year 2011
* Annualized
49
63
62
30
47
66
49
06 07 08 09 10 11 YTD
3Q12
Pre-Tax Income
$ Millions
66
*
208
241
244
177
197
227
176
06 07 08 09 10 11 YTD
3Q12
Total Revenues
$ Millions
234
*

ASSET MANAGEMENT GROUP TRENDS

Assets as of Sep. 30 of each fiscal year. Eagle’s assets shown here include retail, institutional/sub-advised and long mutual-fund programs, both managed and non-managed, but exclude the Eagle money-market funds.
Assets Under Management: Fee-Based
7.5% CAGR
5-year 2011
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
06 07 08 09 10 11 3Q12
AMS: non managed AMS: managed Eagle

RAYMOND JAMES BANK TRENDS
* Annualized
19.7% CAGR
5-year 2011
61% CAGR
5-year 2011
23.8% CAGR
5-year 2011
1
Includes $1.9 billion borrowed overnight for regulatory reasons; 2 Includes
$3.2 billion excess for regulatory reasons;
3
Includes $3.5 billion excess for
regulatory reasons.
115
280
343
277
282
251
06 07 08 09 10 11 YTD
3Q12
Total Revenue
$ Millions
335
405
16
27
112
80
112
173
170
06 07 08 09 10 11 YTD
3Q12
Pre-Tax Income
$ Millions
227
*
6.3
1
11.1
06 07 08 09 10 11 3Q12
Assets
$ Billions
10.8
9.0
9.4
3.1
11.4
2
3

RAYMOND JAMES BANK
Trends
- - - - - - - - - - - as of 9/30 - - - - - - - - 6/30/12
- - - - - - - - - - - as of 9/30 - - - - - - - - 6/30/12
37
4,724
7,225
6,782
6,281
6,730
8,045
07 08 09 10 11 YTD
Total Loans
$ Millions
Residential Corporate
47
88
150
147
146
149
07 08 09 10 11 YTD
Total Loan Loss
Reserves
$ Millions

RAYMOND JAMES BANK
Asset Composition
6/30/12 Total Assets $9.4 billion
Top 5 Corporate Loan Industry
Concentrations
Business Systems &
Services
3.8%
Media 3.6%
Pharmaceuticals 3.1%
Telecommunications 2.9%
Hospitals 2.9%
*Investments at market value, net of unrealized loss of $34 million pre-tax
38
Residential
Loans
$1.8
Commercial
& Industrial
Loans
$5.3
Commercial
Real Estate
$1.0
Cash
$0.8
Investments*
$0.5

RAYMOND JAMES BANK Tier 1 Capital Tier 1 Risk Based Capital Total Risk Based Capital Tangible Common Equity to Risk Weighted Assets 10.9% 11.5% 12.8% 11.2% Credit Ratios as of June 30, 2012 39

RAYMOND JAMES BANK Quarterly Loan Loss Provision and Charge-Offs $4.8 charge- offs $9.3 provisions 40

RAYMOND JAMES BANK

$631
$451
$462 $459
$484
$489
$431
$506
$254
$147
$121
$147
$165
$215
$233
$264
$230
$169
$207
172
$184
$145
$69
$121
$26
$11
$10 $19
$17
$13
$11
$8
$32
$32
$31
29
$24
$26
$30
$24
$89
$92
$93
$92
$95
$90
$88
$89
$0
$100
$200
300
$400
$500
$600
$700
10 Dec Mar 11 Jun 11 Sep 11 Dec 11 Mar 12 Jun 12
Residential Substandard Residential Special Mention Corporate Doubtful Corporate Substandard Corporate Special Mention
$
$
$
Sep 10 - - - - - - - -
Criticized Loan Trend ($ in millions)

RAYMOND JAMES BANK
Non-Performing Asset Trend ($ in millions)

$86
$87 $88 88
$92
$87 $87 $87
$68
$49
$44
$52
$42
$24
$16
$13
$8
$9
$9
9
$7
$7
$8
$4
$20
$12
$11
$10
$8
$5
$6
$5
$0
$20
$40
60
$80
$100
$120
$140
$160
$180
$200
Sep 10 Dec 10 Mar 11 Jun 11 Sep 11 Dec 11 Mar 12 Jun 12
Commercial OREO
Residential OREO
Commercial NPLs
Residential NPLs
$182
$157
$152
$159
$148
$124
$117
$109
$
$
$
- - - - - - - -

RAYMOND JAMES FINANCIAL Net Interest Earnings 43 * Annualized 269 06 07 08 09 10 11 YTD 3Q12 Other Stock Loan/Stock Borrow Retail Balances Raymond James Bank 227 332 387 326 308 361* 173

RAYMOND JAMES FINANCIAL
A 100 basis point rise in short-term interest rates would equate to an increase of approximately $110 million in pre-tax earnings
$49 mm
$48 mm
$13 mm
$110 mm
Net Interest
Earnings
Client Account
and Service
Fees
Money Market
Mutual Fund
Fees
Estimated
Incremental
Pre-Tax
Earnings

RAYMOND JAMES FINANCIAL
Transactional vs. Recurring Revenues
Transactional
Recurring
45
52%
59%
61%
53%
54%
55%
56%
48%
41%
39%
47%
46%
45%
44%
0%
10%
20%
30%
40%
50%
60%
70%
2006 2007 2008 2009 2010 2011 3Q12
Percentage of Total Revenues

RAYMOND JAMES FINANCIAL $350 @ 6.90% Debt Maturities ($ in millions) $300 @ 8.60% $250 @ 5.625% 46 $250 @ 4.25% 2016 2019 2024 2042

RAYMOND JAMES FINANCIAL

Return on Equity
*2012 YTD Non GAAP ROE: 11.1%
11.1*
18.7
10.0
19.0
21.
24.4
29.
26.
19.4
.7
22.
19.0
19.8
16.
21.0
0.0
5.0
.0
15.0
20.0
25.0
30.0
35.0
3
0
9
4
1
13.3
9.7
9.7
12.8
13.1
15.
15.6
13.0
7. 9
10.6
11. 3
8
10
18
7
9.

RAYMOND JAMES FINANCIAL
June 30, 2012
Debt / EBITDA 2.12x
Assets / Equity 6.70x
Debt / Total Capitalization 30%
Total capital (to risk-weighted assets) 17.9%
Tier I capital (to risk-weighted assets) 16.9%
Tier I capital (to adjusted assets) 13.7%
Note: Excludes non-controlling interests; RJF , Assumes debt issued in 2012 was outstanding for entire fiscal year.
Summary Metrics

RAYMOND JAMES FINANCIAL
(in thousands)
RJF Cash Balance at 6/30/12
Cash on hand (includes cash invested by RJ&A) $616,000
Dividends available*:
RJ&A $62,000
RJ Bank $65,000
Morgan Keegan $163,000
COLI borrowings available (3 days) $122,000
Uncommitted, unsecured lines of credit (RJF only) $100,000
Total cash available to RJF: $1,128,000
*A portion is subject to regulatory approval.
Liquidity Analysis

August 9, 2012 50